UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22933
(Investment Company Act file number)

Apollo Diversified Real Estate Fund
(Exact name of registrant as specified in charter)

Apollo Global Management, Inc.
9 West 57th Street, New York
New York 10019
(Address of principal executive offices)

(212) 515-3200
(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.
Greenberg Traurig, LLP
Terminus 200
3333 Piedmont Road, NE, Suite 2500
Atlanta, GA 30305

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – September 30, 2023

Item 1. Reports to Stockholders.

APOLLO

GLOBAL WEALTH MANAGEMENT SOLUTIONS

Real Assets

Apollo Diversified Real Estate Fund

Annual Report

September 30, 2023

Class A, C, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ): GIREX
Class C Ticker Symbol (NASDAQ): GCREX
Class I Ticker Symbol (NASDAQ): GRIFX
Class L Ticker Symbol (NASDAQ): GLREX
Class M Ticker Symbol (NASDAQ): GMREX

@ 2023 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

APOLLO DIVERSIFIED REAL ESTATE FUND

Table of Contents

Shareholder Letter	3
Portfolio Update	17
Schedule of Investments	19
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	51
Additional Information	52
Trustees and Officers	53
Service Providers	55
Privacy Notice	56

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Shareholder Letter (Unaudited)

Randy I. Anderson, Ph.D., CRE Portfolio Manager Apollo Diversified Real Estate Fund

Dear Fellow Shareholders,

We are pleased to present the Apollo Diversified Real Estate Fund (the “Fund”) annual report. We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through September 30, 2023, the Fund’s load-waived Class A shares generated a(n)1:

•	Total cumulative return of 63.91% and a 5.49% annualized return. Additionally, during the trailing three-year period the Fund generated a total annualized return of 6.01%.
•	Sharpe ratio of 0.93.
•	Standard deviation of 4.50%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.50%).
•	Alpha of 2.44%.
•	Beta of 0.17.

Elevated inflation and the Federal Reserve’s (the “Fed”) policy action designed to tame it, continues to drive volatility within capital markets and investor sentiment broadly. Throughout the year ended September 30, 2023, the Fed’s restrictive monetary policy has resulted in the precipitous rise in borrowing costs for businesses and consumers alike, cooling demand and catalyzing disinflationary pressures. Central to the Fed’s policy discussion, inflation, as measured by the consumer price index (CPI), increased 3.7% year over year as of September 2023, moderating from peak levels, but remained above the Fed’s desired target.3 Despite moderating demand, broader economic growth remained positive, growing at an annualized rate of 4.9% during the third quarter of 2023, outperforming consensus estimates.4 Underpinning this growth was a resilient US consumer and robust business investment. Additionally, the labor market remained historically tight with the unemployment rate at 3.8% in September and employers adding 3.1 million new jobs in the trailing 12 months ended September 2023.3 Given the strength in macroeconomic conditions, we have observed renewed optimism for a so called “soft landing”, a scenario in which the Fed is able to successfully tame inflation while avoiding draconian impacts to broader economic growth. This optimism is balanced by the potential for continued above trend inflation and interest rates that may remain higher for longer to combat the same, which may produce headwinds for households and businesses moving forward.

Commercial real estate markets, like other risk assets, have not been immune to evolution in capital market conditions. Despite strength in operating fundamentals across many property sectors, transaction volumes have slowed, and asset

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. As of 9/30/23, the Fund’s load-waived, Class A share had a one-year return of -7.80% and a five-year annualized return of 4.06%, the S&P 500 Index had a one-year return of 21.62% and a five-year annualized return of 9.92%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of 0.64% and a five-year annualized return of 0.10%. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

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valuations have faced downward pressure. Property types that benefit from demand driven by secular growth have fared better, demonstrating resilient occupancy and rent growth. Secular demand is characterized by structural, long-term trends defined by evolving consumer behavior, demographic changes, or technological innovation. Secular demand, unlike cyclical demand, does not rely solely on broad economic growth to drive positive investment outcomes. The Fund’s high-conviction themes consist of property sectors that are generally driven by secular growth and include industrial, multifamily, and specialty (such as life sciences and student housing). As of October 2, 2023, 90% of the Fund’s private equity real estate portfolio was allocated to these high-conviction themes.2

The industrial property type continued to deliver healthy operating performance in the third quarter of 2023, ending the period with a 4.2% national vacancy rate which sits well below the historical average according to data from CBRE Econometric Advisors.5 Additionally, the sector continued to exhibit outsized rental rate growth which increased 9.6% year over year as of the end of the third quarter, well above the historical average according to data from CBRE Econometric Advisors.5 Growth in e-commerce utilization which is estimated to reach more than 23% of US retail goods sold in 2023, representing a 100 basis point increase year over year according to data from Prologis, continues to drive demand for US logistics space.6 As economic activity has shifted toward more logistics-intensive uses, Prologis Research estimates that for every dollar of US gross domestic product, at least 20% more logistics space is needed relative to pre-pandemic norms.6 Continued investment in logistics infrastructure is expected to keep vacancy rates tight and support further rental rate growth.

Multifamily operating fundamentals remained healthy during the third quarter despite increases in new supply.5 The national occupancy rate ended the third quarter at 95% which remains in line with the historical average according to data from CBRE Econometric Advisors.5 Overall demand for rental housing is expected to remain robust due to the ongoing national housing shortage combined with challenged homeownership affordability. The current interest rate environment, which has pushed mortgage rates to levels not seen in more than two decades, coupled with elevated housing prices, continued to make rental housing more affordable relative to homeownership in many markets which may be supportive of ongoing demand for rental housing.

The specialty sector consists of assets designed for a specific use with differentiated supply and demand drivers, such as life sciences, healthcare, government buildings, and student housing. Life sciences properties are purpose-built to serve a variety of tenants within the pharmaceutical and biotech industries to facilitate the advancement of healthcare and medicine. An aging US population and continued adoption of advanced technology within the healthcare industry continues to drive secular demand for this property sector and are expected to be supportive of fundamentals moving forward. Student housing properties are purpose-built, offering preferred locations that are proximate to college campuses and are generally amenitized with student-specific perks such as study rooms. As of September 2023, 95% of the beds at the core 175 universities tracked by RealPage were leased for the Fall 2023 academic year, finishing the leasing season effectively full.7 This strength in demand has translated into effective annual rent growth that remained well above the long-term average based on data from RealPage Analytics.7

Within the retail sector, grocery-anchored neighborhood centers continue to perform well with record low availability of 6.6% as of the end of the third quarter according to data from CBRE Econometric Advisors.5 Both net absorption and rental rate growth remain positive for this segment of the retail sector.5 Moving forward, we expect that robust necessity-based spending (grocer), continued services spending (in-line tenants), and tepid new supply to be supportive of fundamentals.

Despite headlines promulgating broad-based challenges facing the commercial real estate sector, headlines have generally been focused on the office property type which represents only a portion of the commercial real estate investable universe. Structural shifts in space needs by businesses coupled with ongoing remote work trends have continued to impact office demand-side fundamentals with vacancy moving higher and investor sentiment deteriorating in the face of pending maturities. Well located, highly amenitized Class A offices have fared better relative to more commoditized properties, but still face headwinds. Through active management, the Fund has maintained a significant active underweight to the office sector relative the NCREIF ODCE Index. In fact, private equity exposure to the office sector represented less than 300 basis points of the Fund as of October 2, 2023.2

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

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We have been writing for some time about our expectation that dispersion in performance across commercial real estate quadrants (private equity, private debt, public equity, public debt) and property types would provide opportunities for active managers. During periods of elevated volatility this performance dispersion can become more pronounced. The Fund’s portfolio management team actively allocates across private and public markets as well as property sectors not only to potentially capitalize on relative value discrepancies, but also to express views on property sectors by focusing on those driven by secular growth trends (our high-conviction themes). Further, we seek to generate “alpha by avoidance” by avoiding sectors that may face headwinds moving forward. The Fund’s focus on its high-conviction themes (90% of the Fund’s private equity real estate portfolio as of October 2, 2023)2 has resulted in outperformance compared to the NCREIF ODCE Index with the Fund’s private real estate portfolio posting its highest ever quarter of outperformance in the second quarter of 2023 bringing trailing one-year outperformance to 5.18%8 as of September 30, 2023. This one-year outperformance is also the highest on record since the Fund’s inception and, in our view, further demonstrates the Fund’s favorable portfolio positioning.

Within public markets, we believe publicly traded REITs may provide an opportunity to generate attractive risk-adjusted returns. As of September 30, 2023, publicly traded REITs were trading at meaningful discounts (to net asset value) which has historically led to attractive subsequent performance.9 Further, according to an analysis by CenterSquare Investment Management, publicly traded REITs have historically delivered returns of +7.2%, +10.6%, and +17.8% in the subsequent 90-day, 180-day, and one-year periods following the end of Fed tightening, outperforming publicly traded equities in each period.10

Looking ahead, we are optimistic about the opportunities we are seeing within commercial real estate given current valuation levels. Since 1978, there have been only five years of negative returns for the NCREIF ODCE Index, and such periods of price corrections have historically presented an attractive entry point for the asset class.11 Unlike prior pricing corrections, fundamentals are strong, and some sectors are at or near historic levels. Inflation, albeit the topic of much debate, has helped to dissuade new development as price increases for key building materials have outpaced CPI.12 Nearly all of the pricing correction observed within the Fund’s high-conviction sectors has been driven by evolution in capital market conditions as opposed to degradation in operating results. To that end, the Fund’s private equity real estate portfolio remains well occupied at 94% as of October 2, 2023.2

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification, and ability to take advantage of opportunities across both public and private markets may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager, Apollo Diversified Real Estate Fund

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Overall Portfolio Exposure as of October 2, 2023 (Unaudited)

Private Real Estate Exposure[13]	67%
Cortland Growth and Income Fund	5.68%
CBRE U.S. Logistics Partners	4.56%
Clarion Lion Properties Fund	4.44%
Clarion Lion Industrial Trust	4.14%
Morgan Stanley Prime Property Fund	3.89%
CBRE U.S. Core Partners	3.77%
Ventas Life Science and Healthcare Real Estate Fund	3.61%
Oaktree Real Estate Income Fund	3.50%
TA Realty Logistics Fund	3.14%
TA Realty Core Property Fund	2.90%
Clarion Gables Multifamily Trust	2.80%
Dream U.S. Industrial Fund	2.68%
CA Student Living Income and Growth Fund	2.04%
Manulife U.S. Real Estate Fund	1.40%
Prologis Targeted U.S. Logistics Fund	1.31%
Stockbridge Smart Markets Fund	1.24%
Sentinel Real Estate Fund	1.12%
Affinius U.S. Government Building Fund[14]	0.77%
GWL U.S. Property Fund	0.69%
Prudential PRISA	0.67%
Heitman America Real Estate Trust	0.29%
BGO Diversified U.S. Property Trust	0.26%
UBS Trumbull Property Fund	0.21%
Private Real Estate Equity	55.11%
CBRE U.S. Credit Partners	2.42%
Third Point Private CRE Credit Fund[15]	2.28%
Brookfield Senior Mezzanine Real Estate Finance Fund	1.82%
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund	1.61%
ARES Real Estate Enhanced Income Fund	1.34%
Heitman Core Real Estate Debt Income Trust	1.10%
CrossHarbor Strategic Debt Fund	0.83%
Voya Commercial Mortgage Lending Fund	0.57%
PGIM Real Estate U.S. Debt Fund	0.20%
Private Real Estate Debt	12.17%
Public Real Estate Exposure and Cash[16]	33%
Public Real Estate Equity	27.58%
Cash and Short-Term Investments	2.27%
Preferred Securities	2.01%
Mortgage-Backed Securities	0.86%

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Private Fund Diversification as of October 2, 2023

Through its investment in private funds, Apollo Diversified Real Estate Fund offers access to private markets and immediate diversification by property sector, geography, and manager.

Institutional Real Estate Managers:[17]	32
Gross Asset Value[17]	$278.34 Billion
Occupancy:[18]	94%
Leverage:[18]	32%
Number of Investments:[17]	4,035

Private Real Estate Exposure: Geographic Diversification17

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[17]	Highlights[17]
Industrial Private Real Estate Equity Private Real Estate Debt	25.01% 23.90% 1.11%	37.18% 35.53% 1.65%	2,271 investments boasting over 749 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Multifamily Private Real Estate Equity Private Real Estate Debt	23.65% 17.22% 6.43%	35.16% 25.60% 9.56%	769 apartment investments comprised of over 245,000 units diversified across high-growth markets.
Specialty Private Real Estate Equity Private Real Estate Debt	8.41% 8.30% 0.11%	12.50% 12.34% 0.16%	207 investments spanning over 27 million square feet of life sciences facilities, healthcare assets, and government buildings, together with more than 27,000 student housing beds across the country.
Office Private Real Estate Equity Private Real Estate Debt	5.47% 2.83% 2.64%	8.12% 4.20% 3.92%	228 high-quality office investments in diverse, high-demand metropolitan areas representing over 93 million square feet of space.
Retail Private Real Estate Equity Private Real Estate Debt	1.99% 1.52% 0.47%	2.96% 2.26% 0.70%	161 investments with more than 40 million square feet of retail space.
Other Private Real Estate Equity Private Real Estate Debt	1.94% 1.32% 0.62%	2.89% 1.97% 0.92%	379 investments comprised of self-storage facilities, parking garages, and land.
Hospitality Private Real Estate Equity Private Real Estate Debt	0.81% 0.02% 0.79%	1.19% 0.02% 1.17%	20 investments representing over 6,300 keys across the country.

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

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Private Fund Summaries (Unaudited)

Affinius U.S. Government Building Fund[14] seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
BGO Diversified U.S. Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CA Student Living Income and Growth Fund is an open-end private equity real estate fund that is focused exclusively on the student housing sector. The Fund aims to acquire institutional student housing properties at large public and private universities in the United States.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
CBRE U.S. Credit Partners is an open-end private debt fund focused on generating current income by constructing a portfolio of first mortgage loans and subordinated debt secured by high-quality income-producing commercial real estate diversified by product type and geography.
CBRE U.S. Logistics Partners is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund aims to acquire modern, highly-functional, stabilized logistics assets located in major population and consumption centers while simultaneously implementing a build-to-core strategy capitalizing on major metro markets with favorable supply and demand dynamics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
Dream U.S. Industrial Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to acquire and develop a portfolio of high-quality and functional industrial assets in strategic markets throughout the United States. The Fund will target core and core-plus assets including bulk distribution, last-mile warehousing, business parks, and light industrial assets in secondary interior distribution markets with a primary focus on markets experiencing strong economic and demographic fundamentals.
GWL U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

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Private Fund Summaries (Unaudited)

Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.
Manulife U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Manulife U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
PGIM Real Estate U.S. Debt Fund is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. PGIM Real Estate U.S. Debt Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TA Realty Logistics Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to assemble a diversified portfolio of well-located logistics facilities in major distribution hubs and last-mile locations. The Fund targets mainly metropolitan areas of the United States that have population growth, economic growth, market economic diversity, supply constraints, liquidity, volatility, and relative yield necessary to create attractive long-term investment returns.
Third Point Private CRE Credit Fund[15] focuses primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund focuses on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.
Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will generally seek to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

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Fund Sub-Advisers (Unaudited)

Aon Investments USA Inc.

Aon Investments USA Inc. (“Aon”), an Aon Company, provides research and advisory services to the portion of the Fund’s investment portfolio that is allocated to private real estate funds. Partnering with Aon, a global leader ($3.9 trillion in assets under advisement as of June 30, 2022) within the institutional advisory services space, provides Apollo Real Estate Fund Adviser with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”) manages the portion of the Fund’s investment portfolio that is allocated to public real estate securities. CenterSquare has been managing real estate securities portfolios since 1995, across multiple strategies and market cycles and had approximately $12 billion in real estate assets under management as of May 31, 2023.

Apollo Real Estate Fund Adviser, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

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Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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Risk Disclosures and Other Important Information (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end management investment company that is operated as an interval fund. The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was June 30, 2014. Per the Fund’s prospectus dated April 7, 2023, the total annual expense ratio is 1.98% for Class A shares. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 1.91% for Class A shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

12

APOLLO DIVERSIFIED REAL ESTATE FUND

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management, Inc. and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

During the fiscal year ending September 30, 2023, the Fund paid distributions of $288,998,118 to its investors, consisting of distributions of $116,883,208 paid and $172,114,910 that was reinvested through the Fund’s distribution reinvestment program.

During the fiscal year ending September 30, 2023, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $212,019,306, and realized loss on its investments totaling $24,149,515, and fees and expenses of $117,648,152.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1 There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%
12/31/20	1.41%	2.76%	41.37%
3/31/21	2.07%	3.42%	46.20%
6/30/21	3.66%	5.04%	53.56%
9/30/21	3.15%	4.52%	60.51%
12/31/21	7.21%	8.62%	74.35%
3/31/22	2.85%	4.21%	81.69%
6/30/22	-0.92%	0.38%	82.39%
9/30/22	-3.80%	-2.53%	77.78%
12/31/22	-3.26%	-1.97%	74.28%
3/31/23	-2.36%	-1.06%	72.43%
6/30/23	-2.71%	-1.43%	69.97%
9/30/23	-4.82%	-3.57%	63.91%

14

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal.

Performance source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688. As of 9/30/23, the Fund’s load-waived, Class A share had a one-year return of -7.80% and a five-year annualized return of 4.06%, the S&P 500 Index had a one-year return of 21.62% and a five-year annualized return of 9.92%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of 0.64% and a five-year annualized return of 0.10%. As of 9/30/23, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of -13.10%, a five-year annualized return of 2.84%, and a since inception annualized return of 4.81%. Alpha and beta calculation benchmark: S&P 500. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.

2.	Fund holdings as of October 2, 2023. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	Bureau of Labor Statistics; U.S. Department of Labor, Bloomberg.
4.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.
5.	CBRE Econometric Advisors.
6.	Prologis Research.
7.	RealPage Market Analytics.
8.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of June 30, 2023, the Fund’s private real estate portfolio had a trailing one-quarter return of -1.16% and a trailing one-year return of -5.56%. As of June 30, 2023, the NFI-ODCE Index had a trailing one-quarter return of -2.88% and had a trailing one-year return of -10.73%. These indices may not necessarily be indicative of the investment strategies utilized by the Apollo Diversified Real Estate Fund. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs.
9.	Apollo Analysts based on data from CenterSquare, BAML, and Morningstar. REITs are represented by equity REITs within BAMLs analyst coverage. Net asset value represents the estimated market value of a REIT’s total assets (mostly real property) minus the value of all liabilities. REITs are trading at a discount to net asset value when the price per share of a publicly traded REIT is lower than the estimated net asset value per share.
10.	CenterSquare Investment Management, LLC. As of May 5, 2023. Average of returns beginning 3/31/1995, 6/30/2000, 6/30/2006, and 12/31/2018. Public Equities are represented by the S&P 500 Index. Public REITs are represented by the FTSE Nareit All Equity REITs Index. “Fed tightening” refers to periods when the Fed increases the federal funds target rate. These indices may not necessarily be indicative of the investment strategies utilized by the Apollo Diversified Real Estate Fund. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs.

15

APOLLO DIVERSIFIED REAL ESTATE FUND

11.	Apollo Analysts based on data from NCREIF.
12.	Apollo Analysts based on data from Bloomberg, Bureau of Labor Statistics, Producer Price Index.
13.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded. Holdings and allocations are subject to change without notice.
14.	Formerly known as USAA U.S. Government Building Fund.
15.	Formerly known as TCM CRE Credit Fund.
16.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments. Holdings and allocations are subject to change without notice.
17.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of October 2, 2023. Underlying data and statistics of the Fund’s private real estate exposure generally as of June 30, 2023, however, in limited circumstances, data for certain private funds is as of the most recent quarter end. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.
18.	Calculations based on the Fund’s allocation to private real estate equity funds as of October 2, 2023. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates.

16

Apollo Diversified Real Estate Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance (for the periods ended September 30, 2023)

	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception Date
Apollo Diversified Real Estate Fund – A – With Load*	-9.37%	-12.58%	4.06%	2.99%	4.90%	6/30/14
Apollo Diversified Real Estate Fund – A – Without Load	-3.84%	-7.27%	6.14%	4.21%	5.58%	6/30/14
Apollo Diversified Real Estate Fund – C – With Load**	-5.18%	-8.95%	5.35%	3.44%	4.32%	8/7/15
Apollo Diversified Real Estate Fund – C – Without Load	-4.18%	-7.95%	5.35%	3.44%	4.32%	8/7/15
Apollo Diversified Real Estate Fund – I – NAV	-3.71%	-7.00%	6.41%	4.47%	5.36%	8/7/15
Apollo Diversified Real Estate Fund – M – NAV	-4.04%	-7.71%	5.62%	3.70%	4.39%	11/16/16
Apollo Diversified Real Estate Fund – L – With Load***	-8.01%	-11.39%	4.38%	3.07%	3.79%	4/24/17
Apollo Diversified Real Estate Fund – L – Without Load	-3.92%	-7.46%	5.90%	3.97%	4.49%	4/24/17
S&P 500® Total Return Index	5.18%	21.62%	10.15%	9.92%	10.89%	6/30/14
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	0.10%	0.81%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns greater than one year are annualized. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect for Class A, Class C, Class I, Class L and Class M shares, at least until May 31, 2024, unless and until the Fund's Board of Trustees (the "Board”) approves its modification or termination. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

Annual Report | September 30, 2023	17

Apollo Diversified Real Estate Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	72.84%
Publicly Traded Securities	28.81%
Preferred Stocks	2.09%
Short Term Investment	0.10%
Liabilities in Excess of Other Assets	-3.84%
Total	100.00%

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments
September 30, 2023

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (101.65%)(a)

Private Investment Funds (72.84%)*
Affinius U.S. Government Building Fund	N/A	$40,956,864
Ares Real Estate Enhanced Income Fund, L.P.	N/A	76,235,675
BGO Diversified US Property Fund, L.P.	5,136	13,701,559
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	89,390,916
CA Student Living Income and Growth Fund	85,518	107,021,408
CBRE U.S. Core Partners, L.P.	110,956,350	196,062,815
CBRE U.S. Credit Partners, L.P.	118,171	122,731,963
CBRE U.S. Logistics Partners, L.P.	187,582,986	247,218,131
Clarion Gables Multifamily Trust, L.P.	92,996	146,984,570
Clarion Lion Industrial Trust, L.P.	63,978	255,855,134
Clarion Lion Properties Fund, L.P.	156,302	259,405,854
Cortland Growth and Income Fund, L.P.	229,341	300,059,361
CrossHarbor Strategic Debt Fund, L.P.	N/A	43,033,479
Dream U.S. Industrial Fund, L.P.	88,190	146,177,710
GWL U.S. Property Fund, L.P.	N/A	36,618,295
Heitman America Real Estate Trust, L.P.	11,138	15,094,951
Heitman Core Real Estate Debt Income Trust	71,807	66,339,306
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	827,887	86,860,298
Manulife U.S. Real Estate Fund, L.P.	46,710	75,054,880
Morgan Stanley Prime Property Fund	9,887	206,742,128
Oaktree Real Estate Income Fund, L.P.	N/A	184,884,327
PGIM Real Estate US Debt Fund, L.P.	6,927	10,092,977
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	44,701,143
PRISA, L.P.	16,045	34,379,740
Prologis Targeted U.S. Logistics Fund, L.P.	23,341	67,896,366
Sentinel Real Estate Fund, L.P.	494	58,196,822
Stockbridge Smart Markets Fund, L.P.	36,315	66,187,751
TA Realty Core Property Fund, L.P.	107,434	151,632,421
TA Realty Logistics Fund, L.P.	145,426	161,057,964
Third Point Private CRE Credit Fund L.P.	118,517	116,602,351
UBS Trumbull Property Fund	1,168	11,277,829
Ventas Life Science and Healthcare Real Estate Fund	153,750	188,984,645
Voya Commercial Mortgage Lending Fund, L.P.	N/A	36,596,687
		3,664,036,320

Publicly Traded Securities (28.81%)
Acadia Realty Trust	311,933	4,476,239
Agree Realty Corp.	701,860	38,770,746
Alexandria Real Estate Equities, Inc.	296,860	29,715,686
American Homes 4 Rent, Class A	793,220	26,723,582
American Tower Corp.	86,790	14,272,616
Americold Realty Trust, Inc.	261,600	7,955,256
AvalonBay Communities, Inc.	288,481	49,543,727
Boston Properties, Inc.	271,500	16,148,820
Brixmor Property Group, Inc.	1,261,740	26,218,957
Broadstone Net Lease, Inc., Class A	1,226,720	17,542,096
CareTrust REIT, Inc.	598,080	12,260,640
Cousins Properties, Inc.	819,190	16,686,900
DiamondRock Hospitality Co.	1,048,000	8,415,440
Digital Realty Trust, Inc.	545,910	66,066,028
Douglas Emmett, Inc.	1,117,610	14,260,704

Annual Report | September 30, 2023	19

Apollo Diversified Real Estate Fund	Schedule of Investments
September 30, 2023

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Elme Communities	406,349	$5,542,600
Equinix, Inc.	152,886	111,034,986
Equity Residential	901,108	52,904,051
Extra Space Storage, Inc.	531,380	64,605,180
First Industrial Realty Trust, Inc.	651,630	31,011,072
Healthpeak Properties, Inc.	1,889,720	34,695,259
Highwoods Properties, Inc.	166,826	3,438,284
Host Hotels & Resorts, Inc.	1,690,690	27,169,388
Independence Realty Trust, Inc.	234,431	3,298,444
Invitation Homes, Inc.	1,245,560	39,471,796
Kilroy Realty Corp.	456,110	14,417,637
Kimco Realty Corp.	1,837,560	32,322,680
Medical Properties Trust, Inc.	1,960,304	10,683,657
Mid-America Apartment Communities, Inc.	90,410	11,631,247
Omega Healthcare Investors, Inc.	569,990	18,900,868
Outfront Media, Inc.	259,065	2,616,557
Prologis, Inc.	1,223,199	137,255,160
Public Storage	206,620	54,448,502
Realty Income Corp.	1,162,480	58,054,251
Retail Opportunity Investments Corp.	1,183,068	14,646,382
Rexford Industrial Realty, Inc.	675,180	33,320,133
RPT Realty	1,055,032	11,141,138
SBA Communications Corp.	33,100	6,625,627
Simon Property Group, Inc.	387,800	41,894,034
Sun Communities, Inc.	398,190	47,121,805
Tricon Residential, Inc.	2,141,350	15,845,990
UDR, Inc.	1,026,887	36,629,059
Urban Edge Properties	597,596	9,119,315
Ventas, Inc.	1,168,050	49,209,947
VICI Properties, Inc.	1,437,990	41,845,509
Welltower, Inc.	830,850	68,063,232
Xenia Hotels & Resorts, Inc.	934,639	11,010,047
		1,449,031,274

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,603,317,601)		5,113,067,594

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.09%)(b)

Agree Realty Corp., Series A	4.25%	125,000	2,092,500
American Homes 4 Rent, Series G	5.88%	52,046	1,132,000
American Homes 4 Rent, Series H	6.25%	247,000	5,559,970
Chatham Lodging Trust, Series A	6.63%	55,000	1,123,100
DiamondRock Hospitality Co., Series A	8.25%	168,000	4,282,320
Digital Realty Trust, Inc., Series J	5.25%	77,000	1,566,180
Digital Realty Trust, Inc., Series K	5.85%	203,642	4,579,909
Digital Realty Trust, Inc., Series L	5.20%	68,500	1,387,125
DigitalBridge Group, Inc., Series I	7.15%	138,000	2,939,400
DigitalBridge Group, Inc., Series J	7.13%	48,445	1,046,412
EPR Properties, Series G	5.75%	153,000	2,841,210
Federal Realty Investment Trust, Series C	5.00%	171,085	3,426,833

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments
September 30, 2023

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Hudson Pacific Properties, Inc., Series C	4.75%	204,000	$2,537,760
Kimco Realty Corp., Series L	5.13%	43,000	910,310
Kimco Realty Corp., Series M	5.25%	189,000	4,076,730
National Storage Affiliates Trust, Series A	6.00%	233,134	5,233,858
Pebblebrook Hotel Trust, Series E	6.38%	170,000	3,398,300
Pebblebrook Hotel Trust, Series F	6.30%	48,799	972,076
Pebblebrook Hotel Trust, Series G	6.38%	130,000	2,559,700
Pebblebrook Hotel Trust, Series H	5.70%	89,000	1,639,380
Public Storage Operating Co., Series F	5.15%	49,000	1,116,220
Public Storage Operating Co., Series G	5.05%	88,205	2,040,182
Public Storage Operating Co., Series H	5.60%	100,000	2,429,000
Public Storage Operating Co., Series I	4.88%	12,750	268,642
Public Storage Operating Co., Series J	4.70%	25,000	489,250
Public Storage Operating Co., Series L	4.63%	165,000	3,250,500
Regency Centers Corp., Series A	6.25%	126,000	3,087,000
Regency Centers Corp., Series B	5.88%	23,475	560,818
Rexford Industrial Realty, Inc., Series B	5.88%	152,095	3,224,414
Rexford Industrial Realty, Inc., Series C	5.63%	114,000	2,308,500
Saul Centers, Inc., Series D	6.13%	127,500	2,677,500
Saul Centers, Inc., Series E	6.00%	76,146	1,606,681
SITE Centers Corp., Series A	6.38%	237,393	5,407,813
SL Green Realty Corp., Series I	6.50%	114,000	2,154,600
Spirit Realty Capital, Inc., Series A	6.00%	252,224	5,311,837
Summit Hotel Properties, Inc., Series E	6.25%	155,500	3,049,355
Summit Hotel Properties, Inc., Series F	5.88%	41,196	759,242
Sunstone Hotel Investors, Inc., Series H	6.13%	189,633	4,031,597
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	2,274,879
Vornado Realty Trust, Series L	5.40%	133,680	1,931,676
Vornado Realty Trust, Series M	5.25%	76,900	1,124,278
Vornado Realty Trust, Series N	5.25%	95,500	1,392,390
Vornado Realty Trust, Series O	4.45%	120,000	1,498,800

TOTAL PREFERRED STOCKS
(Cost $122,099,851)			105,300,247

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.10%)
MSILF Treasury Portfolio	5.14%	5,040,966	5,040,966

TOTAL SHORT TERM INVESTMENT
(Cost $5,040,966)			5,040,966
TOTAL INVESTMENTS (103.84%)
(Cost $4,730,458,418)			$5,223,408,807

Liabilities in Excess of Other Assets (-3.84%)			(193,377,914)
NET ASSETS (100.00%)			$5,030,030,893

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit. At September 30, 2023 collateral amounted to $4,348,404,101.
(b)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Annual Report | September 30, 2023	21

Apollo Diversified Real Estate Fund	Schedule of Investments
September 30, 2023

Common Abbreviations:

Co.- Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of September 30, 2023
$40,956,864	Affinius U.S. Government Building Fund	Quarterly	60	$0
76,235,675	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
13,701,559	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
89,390,916	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
107,021,408	CA Student Living Income and Growth Fund	Quarterly	90	0
196,062,815	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
122,731,963	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
247,218,131	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
146,984,570	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
255,855,134	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
259,405,854	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
300,059,361	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
43,033,479	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
146,177,710	Dream U.S. Industrial Fund, L.P.	Quarterly	60	35,000,000
36,618,295	GWL U.S. Property Fund, L.P.	Quarterly	90	0
15,094,951	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
66,339,306	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
86,860,298	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
75,054,880	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
206,742,128	Morgan Stanley Prime Property Fund	Quarterly	90	0
184,884,327	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
10,092,977	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
44,701,143	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
34,379,740	PRISA, L.P.	Quarterly	90	0
67,896,366	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
58,196,822	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
66,187,751	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
151,632,421	TA Realty Core Property Fund, L.P.	Quarterly	45	0
161,057,964	TA Realty Logistics Fund, L.P.	Quarterly	45	0
116,602,351	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
11,277,829	UBS Trumbull Property Fund	Quarterly	60	0
188,984,645	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
36,596,687	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,664,036,320				$85,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS
Investments, at fair value (Cost $4,730,458,418)	$5,223,408,807
Cash	759,922
Dividend receivable	27,242,197
Receivable for investments sold	2,957,215
Receivable for shares sold	1,627,145
Interest receivable	732,413
Prepaid expenses and other assets	569,146
Total Assets	5,257,296,845
LIABILITIES
Payable for lines of credit (Note 6)	211,750,000
Payable for investment advisory fees (Note 3)	6,286,150
Payable for investments purchased	5,777,662
Payable for lines of credit interest expense (Note 6)	1,143,874
Payable for distribution fees (Note 3)	1,034,340
Payable for printing fees	421,580
Payable for administration fees (Note 3)	270,168
Payable for shareholder servicing fees (Note 3)	257,604
Payable for legal fees	158,471
Payable for shares redeemed	73,054
Payable for custody fees	39,885
Payable for audit and tax fees	28,500
Payable for trustees' fees (Note 3)	3,659
Accrued expenses and other liabilities	21,005
Total Liabilities	227,265,952
NET ASSETS	$5,030,030,893
NET ASSETS CONSIST OF
Paid-in capital	$4,296,388,356
Total distributable earnings	733,642,537
NET ASSETS	$5,030,030,893
PRICING OF SHARES
Class A:
Net asset value	$25.45
Net assets	$640,221,936
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	25,153,197
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$27.00
Class C:
Net asset value and maximum offering price	$23.96
Net assets	$469,152,676
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,582,835
Class I:
Net asset value and maximum offering price	$25.98
Net assets	$2,693,670,559
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	103,672,874
Class M:
Net asset value and maximum offering price	$24.61
Net assets	$1,140,867,991
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	46,358,337
Class L:
Net asset value	$25.09
Net assets	$86,117,731
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,432,235
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$26.20

See Notes to Financial Statements.
Annual Report | September 30, 2023	23

Apollo Diversified Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2023
INVESTMENT INCOME
Dividend Income (Note 2)	$211,173,797
Interest income	845,509
Total Investment Income	212,019,306

EXPENSES
Investment advisory fees (Note 3)	84,350,016
Administration fees (Note 3)	1,687,969
Transfer agency fees (Note 3)	1,917,318
Shareholder servicing fees (Note 3)
Class A	1,759,961
Class C	1,319,385
Class L	232,056
Distribution fees (Note 3)
Class C	3,958,156
Class M	9,758,768
Class L	231,056
Lines of Credit interest expense (Note 6)	8,926,255
Reports to shareholders and printing fees	1,687,323
Legal fees	758,531
Insurance fees	208,269
Trustees' fees (Note 3)	197,866
Custody fees	177,038
State registration fees	176,402
Compliance fees (Note 3)	149,717
Audit and tax fees	31,000
Other expenses	121,066
Total Expenses	117,648,152
Net Investment Income	94,371,154
Net realized loss on investments	(24,149,515)
Net change in unrealized depreciation on investments	(480,829,440)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(504,978,955)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(410,607,801)

See Notes to Financial Statements.
24	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$94,371,154	$59,736,075
Net realized gain/(loss) on investments	(24,149,515)	68,575,306
Net change in unrealized appreciation/(depreciation) on investments	(480,829,440)	319,325,681
Net Increase/(Decrease) in Net Assets Resulting from Operations	(410,607,801)	447,637,062
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	–	(10,243,397)
From return of capital	(36,617,515)	(28,083,778)
Class C
From distributable earnings	–	(8,075,248)
From return of capital	(27,055,991)	(21,511,984)
Class I
From distributable earnings	–	(34,465,458)
From return of capital	(153,698,721)	(110,175,752)
Class M
From distributable earnings	–	(18,749,741)
From return of capital	(66,719,886)	(53,168,012)
Class L
From distributable earnings	–	(1,400,488)
From return of capital	(4,906,005)	(3,748,427)
Total Distributions to Shareholders	(288,998,118)	(289,622,285)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	48,601,011	131,483,791
Distributions reinvested	20,950,645	22,073,114
Shares redeemed	(89,765,757)	(59,176,876)
Exchanged out	(7,317,931)	(85,958,713)
Class C
Shares sold	19,891,809	80,426,769
Distributions reinvested	15,632,823	17,247,900
Shares redeemed	(56,259,544)	(44,422,937)
Exchanged out	(13,382,557)	(11,887,651)
Class I
Shares sold	450,609,596	1,153,636,274
Distributions reinvested	81,976,660	80,243,043
Shares redeemed	(628,455,234)	(224,476,290)
Exchanged in	26,754,816	99,867,186
Class M
Shares sold	25,311,528	256,674,116
Distributions reinvested	50,345,991	56,209,581
Shares redeemed	(192,504,523)	(56,967,573)
Exchanged out	(5,728,356)	(1,216,125)
Class L
Shares sold	5,445,675	11,705,859
Distributions reinvested	3,208,791	3,499,158
Shares redeemed	(10,815,589)	(5,725,254)
Exchanged out	(325,972)	(804,697)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(255,826,118)	1,422,430,675
Net increase/(decrease) in net assets	(955,432,037)	1,580,445,452

See Notes to Financial Statements.
Annual Report | September 30, 2023	25

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET ASSETS:
Beginning of year	5,985,462,930	4,405,017,478
End of year	$5,030,030,893	$5,985,462,930
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	26,141,537	25,999,162
Shares sold	1,738,247	4,400,863
Distributions reinvested	776,054	749,773
Shares redeemed	(3,238,015)	(1,996,174)
Shares transferred out	(264,626)	(3,012,087)
Net increase/(decrease) in shares outstanding	(988,340)	142,375
Ending shares	25,153,197	26,141,537
Class C
Beginning shares	20,867,730	19,411,530
Shares sold	750,253	2,835,758
Distributions reinvested	613,028	615,826
Shares redeemed	(2,150,679)	(1,573,953)
Shares transferred out	(497,497)	(421,431)
Net increase/(decrease) in shares outstanding	(1,284,895)	1,456,200
Ending shares	19,582,835	20,867,730
Class I
Beginning shares	106,105,048	69,310,612
Shares sold	15,903,550	38,113,525
Distributions reinvested	2,976,650	2,677,065
Shares redeemed	(22,243,476)	(7,422,461)
Shares transferred in	931,102	3,426,307
Net increase/(decrease) in shares outstanding	(2,432,174)	36,794,436
Ending shares	103,672,874	106,105,048
Class M
Beginning shares	50,907,845	42,059,375
Shares sold	934,225	8,909,155
Distributions reinvested	1,923,638	1,960,600
Shares redeemed	(7,199,616)	(1,979,038)
Shares transferred out	(207,755)	(42,247)
Net increase/(decrease) in shares outstanding	(4,549,508)	8,848,470
Ending shares	46,358,337	50,907,845
Class L
Beginning shares	3,522,234	3,227,904
Shares sold	195,170	397,211
Distributions reinvested	120,416	120,172
Shares redeemed	(393,695)	(196,408)
Shares transferred out	(11,890)	(26,645)
Net increase/(decrease) in shares outstanding	(89,999)	294,330
Ending shares	3,432,235	3,522,234

See Notes to Financial Statements.
26	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2023
Operating Activities:
Net decrease in net assets resulting from operations	$(410,607,801)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(871,576,708)
Proceeds from sale of investments	1,286,058,820
Net purchases of short-term investments	(4,542,411)
Net realized loss on investments	24,149,515
Net change in unrealized depreciation on investments	480,829,440
Change in operating assets and liabilities:
Dividend receivables	(7,311,891)
Interest receivables	(732,413)
Prepaid expenses and other assets	(192,815)
Payable for investment advisory fees	(1,191,391)
Payable for distribution fees	(244,748)
Payable for shareholder servicing fees	(41,242)
Payable for transfer agency fees	(126,321)
Payable for lines of credit interest expense	437,351
Payable for administration fees	112,542
Payable for trustees' fees	3,659
Payable for legal fees	(67,241)
Payable for custody fees	(9,494)
Payable for compliance fees	(120,509)
Payable for printing fees	421,580
Accrued expenses and other liabilities	(799,619)
Net cash provided by operating activities	494,448,303

Financing Activities:
Net cash borrowed on lines of credit	39,000,000
Proceeds from shares sold	555,990,811
Payment of shares redeemed	(977,727,593)
Distributions paid to shareholders	(116,883,208)
Net cash used in financing activities	(499,619,990)

Cash and cash equivalents, beginning of year	$5,931,609
Cash and cash equivalents, end of year	$759,922

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$172,114,910
Cash paid during the period for interest from bank borrowing:	$8,488,904

See Notes to Financial Statements.
Annual Report | September 30, 2023	27

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$28.93	$27.67	$24.93	$27.36	$26.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.35	0.39	0.38	0.39
Net realized and unrealized gain/(loss)	(2.53)	2.47	3.74	(1.46)	1.46
Total from investment operations	(2.05)	2.82	4.13	(1.08)	1.85

DISTRIBUTIONS:
From net investment income	–	(0.04)	(0.15)	(0.36)	–
From net realized gain on investments	–	(0.39)	(0.19)	–	(0.54)
Return of capital	(1.43)	(1.13)	(1.05)	(0.99)	(0.89)
Total distributions(b)	(1.43)	(1.56)	(1.39)	(1.35)	(1.43)

Net increase/(decrease) in net asset value	(3.48)	1.26	2.74	(2.43)	0.42
Net asset value, end of year	$25.45	$28.93	$27.67	$24.93	$27.36
TOTAL RETURN(c)	(7.27)%	10.19%	17.00%	(3.96)%	7.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$640,222	$756,171	$719,324	$735,511	$879,401
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.03%	1.98%	1.97%	1.95%	1.94%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.03%	1.98%	1.98%	1.97%	1.96%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	1.74%	1.16%	1.48%	1.45%	1.43%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.87%	1.87%	1.89%	1.89%	1.89%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.87%	1.87%	1.90%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	1.90%	1.27%	1.57%	1.53%	1.50%
Portfolio turnover rate	16%	19%	42%	51%	22%

See Notes to Financial Statements.
28	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.
Annual Report | September 30, 2023	29

Apollo Diversified Real Estate Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$27.44	$26.44	$24.00	$26.54	$26.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.12	0.18	0.18	0.18
Net realized and unrealized gain/(loss)	(2.39)	2.36	3.59	(1.41)	1.42
Total from investment operations	(2.13)	2.48	3.77	(1.23)	1.60

DISTRIBUTIONS:
From net investment income	–	(0.03)	(0.13)	(0.35)	–
From net realized gain on investments	–	(0.39)	(0.19)	–	(0.52)
Return of capital	(1.35)	(1.06)	(1.01)	(0.96)	(0.87)
Total distributions(b)	(1.35)	(1.48)	(1.33)	(1.31)	(1.39)

Net increase/(decrease) in net asset value	(3.48)	1.00	2.44	(2.54)	0.21
Net asset value, end of year	$23.96	$27.44	$26.44	$24.00	$26.54
TOTAL RETURN(c)	(7.95)%	9.38%	16.13%	(4.68)%	6.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$469,153	$572,528	$513,220	$499,225	$536,289
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.79%	2.73%	2.72%	2.71%	2.70%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	2.79%	2.73%	2.73%	2.72%	2.72%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	0.98%	0.41%	0.72%	0.71%	0.68%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.63%	2.62%	2.64%	2.65%	2.64%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.63%	2.62%	2.65%	2.66%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	1.14%	0.52%	0.81%	0.78%	0.76%
Portfolio turnover rate	16%	19%	42%	51%	22%

See Notes to Financial Statements.
30	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.
Annual Report | September 30, 2023	31

Apollo Diversified Real Estate Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$29.45	$28.10	$25.25	$27.65	$27.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.44	0.46	0.45	0.46
Net realized and unrealized gain/(loss)	(2.57)	2.49	3.80	(1.48)	1.48
Total from investment operations	(2.01)	2.93	4.26	(1.03)	1.94

DISTRIBUTIONS:
From net investment income	–	(0.05)	(0.15)	(0.37)	–
From net realized gain on investments	–	(0.39)	(0.19)	–	(0.55)
Return of capital	(1.46)	(1.14)	(1.07)	(1.00)	(0.90)
Total distributions(b)	(1.46)	(1.58)	(1.41)	(1.37)	(1.45)
Net increase/(decrease) in net asset value	(3.47)	1.35	2.85	(2.40)	0.49
Net asset value, end of year	$25.98	$29.45	$28.10	$25.25	$27.65
TOTAL RETURN(c)	(7.00)%	10.45%	17.31%	(3.75)%	7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,693,671	$3,125,198	$1,947,652	$1,624,344	$1,473,477
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.78%	1.71%	1.72%	1.71%	1.70%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	1.78%	1.71%	1.73%	1.72%	1.71%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	1.99%	1.45%	1.72%	1.71%	1.69%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.62%	1.60%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.62%	1.60%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	2.15%	1.56%	1.80%	1.79%	1.76%
Portfolio turnover rate	16%	19%	42%	51%	22%

See Notes to Financial Statements.
32	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.
Annual Report | September 30, 2023	33

Apollo Diversified Real Estate Fund – Class M	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$28.11	$27.02	$24.46	$26.98	$26.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.33	0.20	0.25	0.25	0.26
Net realized and unrealized gain/(loss)	(2.44)	2.40	3.67	(1.44)	1.44
Total from investment operations	(2.11)	2.60	3.92	(1.19)	1.70

DISTRIBUTIONS:
From net investment income	–	(0.03)	(0.14)	(0.35)	–
From net realized gain on investments	–	(0.39)	(0.19)	–	(0.54)
Return of capital	(1.39)	(1.09)	(1.03)	(0.98)	(0.88)
Total distributions (b)	(1.39)	(1.51)	(1.36)	(1.33)	(1.42)

Net increase in net asset value	(3.50)	1.09	2.56	(2.52)	0.28
Net asset value, end of year	$24.61	$28.11	$27.02	$24.46	$26.98
TOTAL RETURN (c)	(7.71)%	9.64%	16.45%	(4.44)%	6.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,140,868	$1,430,890	$1,136,373	$942,531	$807,774
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (d)	2.53%	2.47%	2.47%	2.46%	2.44%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	2.53%	2.47%	2.47%	2.46%	2.44%
Ratio of net investment income to average net assets including fee waivers and reimbursements (d)(e)	1.23%	0.67%	0.99%	0.98%	0.98%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (d)	2.37%	2.36%	2.40%	2.40%	2.39%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	2.37%	2.36%	2.40%	2.40%	2.39%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (d)(e)	1.39%	0.78%	1.06%	1.04%	1.03%
Portfolio turnover rate	16%	19%	42%	51%	22%

See Notes to Financial Statements.
34	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class M	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.
Annual Report | September 30, 2023	35

Apollo Diversified Real Estate Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$28.58	$27.40	$24.74	$27.22	$26.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.41	0.27	0.32	0.31	0.33
Net realized and unrealized gain/(loss)	(2.49)	2.45	3.71	(1.45)	1.45
Total from investment operations	(2.08)	2.72	4.03	(1.14)	1.78

DISTRIBUTIONS:
From net investment income	–	(0.04)	(0.14)	(0.35)	–
From net realized gain on investments	–	(0.39)	(0.19)	–	(0.54)
Return of capital	(1.41)	(1.11)	(1.04)	(0.99)	(0.89)
Total distributions (b)	(1.41)	(1.54)	(1.37)	(1.34)	(1.43)

Net increase in net asset value	(3.49)	1.18	2.66	(2.48)	0.35
Net asset value, end of year	$25.09	$28.58	$27.40	$24.74	$27.22
TOTAL RETURN (c)	(7.46)%	9.93%	16.75%	(4.20)%	6.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$86,118	$100,675	$88,449	$78,213	$100,151
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (d)	2.27%	2.21%	2.21%	2.20%	2.19%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	2.27%	2.21%	2.21%	2.20%	2.19%
Ratio of net investment income to average net assets including fee waivers and reimbursements (d)(e)	1.50%	0.93%	1.24%	1.19%	1.23%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (d)	2.11%	2.10%	2.13%	2.14%	2.14%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (d)	2.11%	2.10%	2.13%	2.14%	2.14%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (d)(e)	1.66%	1.04%	1.32%	1.25%	1.28%
Portfolio turnover rate	16%	19%	42%	51%	22%

See Notes to Financial Statements.
36	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.
Annual Report | September 30, 2023	37

Apollo Diversified Real Estate Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Information about the Fund's senior securities is shown in the following table:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Lines of Credit Total Amount Outstanding (000's)	$211,750	$172,750	$139,000	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$24,755	$35,648	$32,691	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."

See Notes to Financial Statements.
38	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the "Fund") is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund's Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class- specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Annual Report | September 30, 2023	39

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –  Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2023, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of September 30, 2023:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,664,036,320
Publicly Traded Securities	1,449,031,274	–	–	1,449,031,274
Preferred Stocks	105,300,247	–	–	105,300,247
Short Term Investment	5,040,966	–	–	5,040,966
Total	$1,559,372,487	$–	$–	$5,223,408,807

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund's debt obligation as of September 30, 2023 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $211,750,000.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Annual Report | September 30, 2023	41

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying Investments – For the year ended September 30, 2023, the Fund received gross distributions of $232,479,077. The tax character of distributions may take several forms, including dividends, capital gains, and/or return of capital. Dividend Income as disclosed in the Fund’s Statement of Operations reflects distributions received net of tax and other miscellaneous adjustments.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of September 30, 2023, the Fund had total Unfunded Commitments in the amount of $85,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2023 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until May 31, 2024, unless and until the Trustees approve its modification or termination. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

The Adviser did not recoup any previously waived fees during the year ended September 30, 2023, nor does it have a balance of recoupable expenses. Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, n.a. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the year ended September 30, 2023, Class C, Class M and Class L shares incurred distribution fees of $3,958,156, $9,758,768 and $231,056, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the year ended September 30, 2023, Class A, Class C and Class L shares incurred shareholder servicing fees of $1,759,961, $1,319,385 and $232,056, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $57,750, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

Annual Report | September 30, 2023	43

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2023 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$893,504,044	$1,274,718,412

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended September 30, 2023, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to book/tax distribution differences and non-deductible expenses.

Paid-in Capital	Total Distributable Earnings
$(21,014,722)	$21,014,722

Included in the amounts reclassified was a net operating loss offset to Paid in Capital of $20,996,937.

The tax character of distributions paid for each of the fiscal years were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2023	$–	$–	$288,998,118
2022	6,900,018	66,034,313	216,687,954

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulative Capital Gains/(Losses)	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$(50,616,992)	$(12,822,676)	$797,082,205	$733,642,537

As of September 30, 2023, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$1,026,128,447	$(229,046,242)	$797,082,205	$4,426,326,602

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term	Long-Term
$31,616,871	$19,000,121

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

The Fund elects to defer to the period ending September 30, 2024, late year ordinary losses in the amount of $12,822,676.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

6. LINES OF CREDIT

During the year ended September 30, 2023, the Fund had secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”), Credit Suisse First Boston Ltd. ("Credit Suisse") and Bank of America N.A (“Bank of America”) subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bore interest at OBFR plus 60 basis points at the time of borrowing. During the year ended September 30, 2023, the Fund had outstanding borrowings for 318 days and incurred $6,393,155 of interest expense related to its outstanding borrowings under the BNP arrangement. For the 318 days during which the Fund had outstanding borrowings under the BNP arrangement, average borrowings were $136,795,755 and the average interest rate was 5.19%. As of September 30, 2023, the Fund had outstanding borrowings of $211,750,000 under the BNP arrangement.

Borrowings under the Credit Suisse arrangement bore interest at the three month LIBOR plus 205 basis points at the time of borrowing and an unused commitment fee rate equal to 59.8 basis points. The Credit Suisse arrangement was subject to a maximum commitment of $450,000,000 although the Fund had the ability to request an increase to the maximum commitment subject to certain conditions. On November 21, 2022, the Fund terminated its arrangement with Credit Suisse. During the period October 1, 2022 to November 21, 2022, the Fund had no outstanding borrowings and incurred no interest expense under the Credit Suisse arrangement. The Fund incurred $381,225 of total unused commitment fees, which is included in the lines of credit interest expense line item on the Statement of Operations. The Fund paid off all fees and has no remaining obligations under the Credit Suisse arrangement as of the termination date, November 21, 2022.

On November 21, 2022, the Fund entered into a borrowing arrangement with Bank of America. Borrowings under the Bank of America arrangement bear interest based on an applicable SOFR rate plus a spread of 220 basis points (prior to September 27, 2023, the spread was 205 basis points) and an applicable SOFR adjustment. The Fund is also required to pay an unused commitment fee rate equal to 55 basis points per annum on any unused borrowings. The Bank of America arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the period November 21, 2022 to September 30, 2023 the Fund had no outstanding borrowings and incurred no interest expense related to borrowings under the Bank of America arrangement. The Fund incurred $2,151,875 of total unused commitment fees, which is included in the lines of credit interest expense line item on the Statement of Operations.

As collateral for outstanding borrowings, the Fund grants BNP and Bank of America a first position security interest in and lien on securities of any kind or description held by the Fund in each of the respective collateral accounts. As of September 30, 2023, the Fund had $4,348,404,101 of securities pledged as collateral to BNP and Bank of America.

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the year ended September 30, 2023, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 8, 2022 and February 7, 2023 Repurchase Request Deadlines were honored in their full amounts. Shareholder repurchase requests received by the Fund in good order by the May 9, 2023 and August 8, 2023 Repurchase Request Deadlines exceeded the number of Fund shares subject to each repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 67% of the total number of shares tendered for repurchase on May 9, 2023, and approximately 62% of the total number of shares tendered for repurchase on August 8, 2023. The results of the aforementioned repurchase offers were as follows:

Annual Report | September 30, 2023	45

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 29, 2022	December 29, 2022	March 30, 2023	June 29, 2023
Repurchase Request Deadline	November 8, 2022	February 7, 2023	May 9, 2023	August 8, 2023
Repurchase Pricing Date	November 8, 2022	February 7, 2023	May 9, 2023	August 8, 2023
Amount Repurchased	$236,066,638	$177,291,015	$288,919,905	$275,523,089
Shares Repurchased	8,115,207	6,145,285	10,644,812	10,320,177

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Inflation and Interest Rate – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Investment and Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate, and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans.

Annual Report | September 30, 2023	47

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of September 30, 2023, the Fund had 103.74% of the value of its net assets invested within the real estate industry. There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare and Life Sciences Properties. Healthcare and life sciences properties are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, and the continued availability of revenue from government reimbursement programs.

Student Housing Properties. Student housing properties are affected by seasonal leasing, cash flow risks, and are subject to unique demand drivers.

Industrial Properties. Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants. The ability of real estate companies to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Rehypothecated Securities Risk. In connection with the use of the BNP line of credit, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP line of credit provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP line of credit to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP line of credit provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP line of credit pursuant to which portfolio securities pledged by the Fund are rehypothecated provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP line of credit, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability the Fund to achieve its investment objective.

REIT Risk – Share prices of REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

Annual Report | September 30, 2023	49

Apollo Diversified Real Estate Fund	Notes to Financial Statements
September 30, 2023

Transition from LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, holding of certain of the Fund’s underlying investments may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Use of Leverage by the Fund. Although the Fund has the option to borrow, including through its credit facilities, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of net asset value (“NAV”) of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Valuation of Private Investment Funds. The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated September 28, 2023, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on November 7, 2023. Shareholder repurchase requests received by the Fund in good order by November 7, 2023 exceeded the number of shares subject to the Repurchase Offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 49% of the total number of shares tendered for repurchase by the Repurchase Deadline, which resulted in 9,998,267 shares being repurchased for $ 253,928,695.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

50	1.888.926.2688 | www.apollo.com

Report of Independent Registered
Apollo Diversified Real Estate Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of

Apollo Diversified Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Apollo Diversified Real Estate Fund (the “Fund”) as of September 30, 2023, the related statements of operations, changes in net assets and cash flows for the year then ended, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in its net assets, the cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2022, and prior, were audited by another auditor whose report, dated November 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and other appropriate parties; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 28, 2023

Annual Report | September 30, 2023	51

Apollo Diversified Real Estate Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

3. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Apollo Diversified Real Estate Fund (the “Fund”). The Audit Committee of the Board of Trustees (the “Audit Committee”) approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal years ended September 30, 2021 and September 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended September 30, 2021 and September 30, 2022, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

During the fiscal years ended September 30, 2021 and September 30, 2022, and during the subsequent interim period through April 6, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

52	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Trustees and Officers
September 30, 2023 (Unaudited)

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 9 West 57th Street, New York, New York 10019.

INDEPENDENT TRUSTEES
Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick (1974)	Trustee Since 2014	Managing Director, BluWater Group (financial services firm), 2019 - present; Managing Director and Founder, Triloma Financial Group (private equity firm), 2013 - 2019.	1	Apollo Diversified Credit Fund, 2017 - 2022.
Robb Chapin (1962)	Trustee Since 2014	Chief Executive Officer and Co-Chief Investment Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013 - present.	1	Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013 – present; Apollo Diversified Credit Fund, 2017 – 2022.
Ira Cohen (1959)	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015 - present; and Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005 - present.	1	Valued Advisers Trust (all series), 2010 - present; Angel Oak Credit Opportunities Term Trust, 2021 – present; Angel Oak Financial Strategies Income Term Trust, 2018 - present; Angel Oak Strategic Credit Fund, 2017 - present; and Angel Oak Funds Trust (for all of its series), 2014 – present; Apollo Diversified Credit Fund, 2017 – 2022; Angel Oak Dynamic Financial Strategies Income Term Trust, 2019 – 2022.

Annual Report | September 30, 2023	53

Apollo Diversified Real Estate Fund	Trustees and Officers
September 30, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS
Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Randy Anderson (1968)	Chairman, Secretary and Trustee Since 2014 and President Since 2022	Partner, Apollo Global Management, Inc., 2022 – present; Chief Economist, Griffin Capital Company, LLC, 2014 - 2022; Chief Executive Officer, Griffin Capital Asset Management Company, LLC, 2021 - 2022; Chief Investment Officer, Griffin Capital Advisor, LLC, 2014 - 2022; Chief Investment Officer, Griffin Capital Credit Advisor, LLC, 2017 - 2022; President, Griffin Capital Asset Management Company, LLC, 2014 - 2022.	1

Co-Chief Executive Officer, Co-President and Director, Apollo Realty Income Solutions, Inc., 2022- present; Chairman, Secretary and Trustee, Apollo Diversified Credit Fund, 2017 - 2022;

Executive Vice President, Griffin Capital BDC Corp., 2014 - 2017.

Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund and Apollo Tactical Income Fund since 2021, Controller 2017 to 2021. Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund since 2022.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018 to present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to present; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to Apollo Diversified Real Estate Fund.

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Service Providers
September 30, 2023 (Unaudited)

Investment Adviser

Apollo Real Estate Fund Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, n.a.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310, Philadelphia, PA 19103

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

Annual Report | September 30, 2023	55

Apollo Diversified Real Estate Fund	Privacy Notice
September 30, 2023 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Real Estate Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling (877) 864-4834; or

•	Writing us at the following address:

c/o: Apollo Diversified Real Estate Fund

9 West 57th Street, New York, NY 10019

Attn: Ryan Del Giudice

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

56	1.888.926.2688 | www.apollo.com

APOLLO

9 West 57th Street, 42nd Floor
New York, NY 10019

212.515.3200
www.apollo.com

Not a deposit	May lose value	No bank guarentee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC ("AGS") and Griffin Capital Securities, LLC ("GCS"), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo's capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GFC001600 | Exp. 11.29.24

RE-IU234600 (1123)

Item 2. Code of Ethics.

(a)	Apollo Diversified Real Estate Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as exhibit 13(A)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its Audit Committee. The Board has designated Ira Cohen as the Fund’s audit committee financial expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,500 and $23,000, respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the Fund’s last two fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $0 and $0, respectively.

(e)	(1)	The Fund’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Fund. The Fund’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with its adviser that provides ongoing services to the Fund, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Fund.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2023	2022
Audit Related Fees	0%	0%
Tax Fees	0%	0%
Other Fees	0%	0%

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal years ended September 30, 2022 and September 30, 2023, the aggregate non-audit fees for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $3,000 and $3,000, respectively.

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Apollo Real Estate Fund Adviser, LLC and CenterSquare Investment Management LLC are attached hereto as exhibit EX 99.Item 7.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Randy I. Anderson Ph.D., CRE — Dr. Anderson is a Partner at Apollo. Dr. Anderson serves as the Chairman of the Fund’s Board of Trustees and one of the Fund’s Portfolio Managers, positions he has held since inception. He also has served as the President of the Fund since May 2022. Dr. Anderson has served as a member of the Investment Committee of Apollo Real Estate Fund Adviser, LLC (the “Adviser”) since the Fund’s inception in 2014. Dr. Anderson has also served as the Co-Chief Executive Officer, Co-President and a director of Apollo Realty Income Solutions, Inc. since June 2022. Dr. Anderson has been a member of the Investment Committee of ARIS Management, LLC, the investment adviser to Apollo Realty Income Solutions, Inc. since June 2022. Previously, Dr. Anderson served as the Chief Economist of Griffin Capital Company, LLC, a position he held from 2014 to 2022. In addition, Dr. Anderson served as Chief Executive Officer of Griffin Capital Asset Management Company, LLC, from 2021 to 2022. Dr. Anderson previously served as President of Griffin Capital Asset Management Company, LLC from 2015 to 2020.

From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income Plus Real Estate Fund, where he was the Portfolio Manager. Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate. While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors. In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm. From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors. Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature. Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities. Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer J. Propper — Mr. Propper is a Partner at Apollo. Mr. Propper serves as one of the Fund’s Portfolio Managers and has served as a member of the Investment Committee of the Fund’s Adviser since the Fund’s inception in 2014. Mr. Propper has also served as the Co-Chief Investment Officer and a member of the Investment Committee of ARIS Management, LLC since June 2022. Previously, Mr. Propper served as Managing Director of Griffin Capital Company, LLC and Chief Operating Officer of Griffin Capital Asset Management Company, LLC. Prior to his roles with the Fund and the Adviser, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Master of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

(a)(2)	As of September 30, 2023, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts By Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$459	1	$135
Other Accounts	0	$0	0	$0

Material Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Adviser’s arrangements with affiliated investment advisers.

(a)(3)	The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

●	Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

●	Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

●	Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

●	Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)	As of September 30, 2023, Dr. Anderson and Mr. Propper did not have direct beneficial ownership in Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as exhibit EX 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	The information requested for this item was provided in the Reports to Stockholders filed under Item 1 of this report. A Letter from BBD regarding change in the registrant’s independent public accountant is filed herewith.

(a)(4)	Not applicable.

(a)(5)	The proxy voting policies and procedures of the Fund’s investment adviser and investment sub-adviser are attached hereto in response to Item 7 of Form N-CSR.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED REAL ESTATE FUND

By:	/s/ Randy Anderson
Randy Anderson Chairman and President (Principal Executive Officer)

Date:	December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Anderson
Randy Anderson Chairman and President (Principal Executive Officer)

Date:	December 8, 2023

By:	/s/ Kenneth Seifert
Kenneth Seifert Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	December 8, 2023